$18,085,000                                                         June 8, 1995
                                                              New York, New York

                                 PROMISSORY NOTE

          FOR VALUE RECEIVED, AIRCOA HOTEL PARTNERS, L.P., AURORA IN AIRCOA OPERATING PARTNERSHIP, L.P., FOURWINDS OPERATING PARTNERSHIP, L.P., MCCORMICK RANCH OPERATING PARTNERSHIP, L.P., BUFFALO OPERATING PARTNERSHIP, L.P., LAKESIDE OPERATING PARTNERSHIP, L.P. and DURHAM OPERATING PARTNERSHIP, L.P., each being a Delaware limited partnership (collectively, the "COMPANY") hereby jointly and severally promise to pay to THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED (the "BANK"), for account of its Applicable Lending Office provided for by the Credit Agreement referred to below, at its principal New York office at 140 Broadway, New York, New York 10005-1196, the principal amount of Eighteen Million Eighty-Five Thousand Dollars ($18,085,000), in lawful money of the United States of America and in immediately available funds, on the days and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount hereof, at such office, in like money and funds, for the period commencing on the date hereof until such principal amount shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

          The date, amount, interest rate and duration of Interest Period (if applicable) of the principal amount evidenced hereby, and each payment made on account thereof, shall be recorded by the Bank on its books and prior to any transfer of this Promissory Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing under the Credit Agreement of hereunder in respect of the principal amount evidenced hereby.

          This Promissory Note is the Mortgage Note referred to in the Credit Agreement dated as of June 8, 1995 (as amended from time to time, the "CREDIT AGREEMENT") between the Company and Bank, and evidences in part the Mortgage Loan made by the Bank thereunder. Terms used but not defined in this Promissory Note have the respective meanings assigned to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of the Loans upon the terms and conditions specified therein.

          Except as permitted by Section 10.06(b) and (c) of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

                                                                  Exhibit 10.40a

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                                                                               2

          This Promissory Note shall be governed by and construed in accordance with the law of the State of New York.
                                             AIRCOA HOTEL PARTNERS, L.P.
                                             By:  AIRCOA HOSPITALITY SERVICES,
                                                  INC., its general partner


                                             By:/s/ Michael Sheh
                                                ---------------------
                                                Michael Sheh
                                                Senior Vice President

                                             By:/s/ David C. Ridgley
                                                --------------------
                                                Vice President
                                             AURORA INN OPERATING
                                             PARTNERSHIP, L.P.


                                             By:  AIRCOA HOSPITALITY SERVICES,
                                                  INC., its general partner

                                             By:/s/ Michael Sheh
                                                ----------------------------
                                                     Michael Sheh
                                                Senior Vice President

                                             By:/s/David  C. Ridgley
                                                ----------------------------
                                                David C. Ridgley
                                                Vice President

                                             FOURWINDS OPERATING
                                               PARTNERSHIP, L.P.

                                             By:  AIRCOA HOSPITALITY SERVICES,
                                                  INC., its general partner


                                             By:/s/Michael Sheh
                                                ----------------
                                                Michael Sheh
                                                Senior Vice President

                                             By:/s/David C. Ridgley
                                                -----------------
                                                David C. Ridgley
                                                Vice President

                                             MCCORMICK RANCH OPERATING
                                             PARTNERSHIP, L.P.


                                             By:  AIRCOA HOSPITALITY SERVICES,
                                                  INC., its general partner

                                             By:/s/Michael Sheh
                                                ----------------------------
                                                Michael Sheh
                                                Senior Vice President

                                             By:/s/David  C. Ridgley
                                                ----------------------------
                                                David C. Ridgley
                                                Vice President

                                             BUFFALO OPERATING PARTNERSHIP,
                                               L.P.

                                             By:  AIRCOA HOSPITALITY SERVICES,
                                                  INC., its general partner


                                             By:/s/Michael Sheh
                                                ----------------
                                                Michael Sheh
                                                Senior Vice President

                                             By:/s/David C. Ridgley
                                                -----------------
                                                David C. Ridgley
                                                Vice President

                                             LAKESIDE OPERATING PARTNERSHIP,
                                               L.P.


                                             By:  AIRCOA HOSPITALITY SERVICES,
                                                  INC., its general partner

                                             By:/s/Michael Sheh
                                                ----------------------------
                                                Michael Sheh
                                                Senior Vice President

                                             By:/s/David C. Ridgley
                                                ----------------------------
                                                David C. Ridgley
                                                Vice President

                                             DURHAM OPERATING PARTNERSHIP, L.P.

                                             By:  AIRCOA HOSPITALITY SERVICES,
                                                  INC., its general partner


                                             By:/s/Michael Sheh
                                                ----------------
                                                Michael Sheh
                                                Senior Vice President

                                             By:/s/David C. Ridgley
                                                -----------------
                                                Michael Sheh
                                                Vice President

                                             Address for Notices:
                                                  5775 DTC Boulevard
                                                  Englewood, CO 80111

                                             Attention:  Michael Sheh
                                                         Senior Vice President
                                             Telecopier No.:  303-220-2341

                                             Telephone No.:   303-220-2000

                                             with a copy to:
                                                  5775 DTC Boulevard
                                                  Englewood, CO 80111
                                                  Attn:  Lyle Boll, Esq.
                                                         Corporate Counsel

                                SCHEDULE OF LOAN


          This Mortgage Note evidences the Mortgage Loan made under the within-described Credit Agreement to the Company, on the date, in the principal amount, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, conversion and prepayments of principal set forth below:

                                               Amount
  Date      Prin-                               Paid,
  Made,     cipal               Duration       Prepaid      Unpaid
Continued  Amount                  of         Continued      Prin-      Notation
   or        of     Interest    Interest          or         cipal
Converted   Loan      Rate       Period       Converted     Amount       Made by
---------  ------    ------     --------      ---------     ------       -------